Filed pursuant to Rule 497(e)
File Nos. 333-191707 and 811-22891

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

Supplement to Prospectus Dated February 2, 2016

May 16, 2016

On May 16, 2016, at a Special Meeting of the Trustees of Little Harbor MultiStrategy Composite Fund (the “Fund”), the Trustees voted unanimously to liquidate and dissolve the Fund in accordance with the Delaware Statutory Trust Act, as amended (the “Delaware Act”), and the Fund’s Agreement and Declaration of Trust dated September 20, 2013 (the “Declaration of Trust”). In accordance with the Declaration of Trust, the Fund may be dissolved without shareholder consent upon the approval of not less than 75 percent of the Trustees.

Description of Plan of Liquidation

The following is a description of certain provisions of the Plan of Liquidation and Dissolution (the “Plan of Liquidation”) adopted by the Trustees at their Special Meeting on May 16, 2016. This description is qualified in its entirety by reference to the Plan of Liquidation, a copy of which is attached as an exhibit to this notice.

As of May 16, 2016, the Fund no longer will offer and sell shares of beneficial interests in the Fund (“Shares”) to the public, shall not engage in any business activities, except for the purposes of winding up its business and affairs. In addition, the Shareholders’ respective interests in the Fund’s assets shall not be transferable or available for repurchase, including pursuant to any repurchase offer previously authorized by the Trustees or otherwise required by the Fund’s fundamental policy relating to repurchase offers adopted pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

The Fund will convert all its portfolio securities and other assets for cash, cash equivalents and other liquid assets and reserve a portion of the proceeds to pay, or make reasonable provision to pay, all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan of Liquidation. Thereafter, the Fund will make certain regulatory and tax filings, and then file a certificate with the Delaware Secretary of State to terminate the Fund.

Liquidating Distributions

The Fund will distribute to each Shareholder of record an initial cash liquidating distribution equal to the Shareholder’s proportionate interest in the assets of the Fund that have not been reserved for payment of the Fund’s debts, claims and obligations and final expenses. It is expected that the initial distribution will be made on or about July 8, 2016. A second cash distribution may be made to the extent that any assets remain after payment of the Fund’s debts, claims and obligations and final expenses. It is expected that any second distribution will be de minimis and will be made on or before August 31, 2016. In connection with each distribution, a check in the amount owed to each Shareholder will be mailed to the last address of such Shareholder appearing on the records of the Fund.

Expenses

The Fund will bear all of the expenses of adopting and implementing the Plan, including, dissolving the Fund under Delaware law, liquidating the Fund’s portfolio, terminating the Fund’s agreements, continuing the Fund’s insurance policies for a period of time, deregistering the Fund as an investment company, and preparing and filing any other documents required under applicable securities, tax and other laws.

Certain United States Federal Income Tax Considerations

The following is only a general summary of the significant United States federal income tax consequences of the Plan of Distribution to the Fund and its Shareholders and is limited in scope. This summary is based on the federal tax laws and applicable U.S. Treasury regulations in effect as of the date hereof, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences to the Fund or its Shareholders that will result from the Fund’s liquidation. The statements below are not binding upon the IRS or a court, and there is no assurance that the IRS or a court will not take a view contrary to those expressed below. This summary assumes that a Shareholder holds Shares in the Fund as a capital asset for United States federal income tax purposes.

This summary addresses significant federal income tax consequences of the Plan of Liquidation, but does not discuss state or local tax consequences of the Plan of Liquidation. Implementing the Plan of Liquidation may impose unanticipated tax consequences on Shareholders or affect Shareholders differently, depending on their individual circumstances. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences that may be applicable in connection with the Plan of Liquidation.

The Fund intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for its final taxable year. Accordingly, the Fund expects that it will not be taxed on any capital gains realized from the sale of the Fund’s assets or ordinary income that the Fund timely distributes to Shareholders. In the unlikely event the Fund fails to continue to so qualify during the liquidation period, it would be subject to federal income tax on its taxable income and net realized gains without being able to deduct the distributions it makes to its Shareholders.

The Fund may elect tax accounting treatment that may eliminate the need to declare dividends (including dividends relating to the first two quarters of 2016) necessary to satisfy the income and excise tax distribution requirements for its final taxable year. In the event this election is not made or the Fund otherwise determines a dividend is necessary, the Fund will declare any such dividend and make a dividend distribution either prior to or at the time of the liquidating distributions.

Each Shareholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the amount of the liquidating distribution exceeds (or is less than) the Shareholder’s adjusted tax basis on the Shareholder’s liquidating Fund shares. Any amount of cash distributed to a Shareholder in liquidation of the Fund will in general be applied first to reduce the Shareholder’s basis in such Shareholder’s shares. Any gain or loss realized by a Shareholder on the liquidating distribution generally will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the liquidating distributions will be treated as short-term capital gain or loss.

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable liquidation proceeds paid to any Shareholder who fails to provide the Fund with a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify to the Fund that the Shareholder is not subject to backup withholding. Backup withholding is not an additional tax. Rather, it may be credited against a taxpayer’s federal income tax liability.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXHIBIT

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) is made by Little Harbor MultiStrategy Composite Fund Trust (the “Fund”), a Delaware statutory trust. The Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Delaware law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s Agreement and Declaration of Trust dated September 20, 2013 (the “Declaration of Trust”), and the By-Laws of the Fund.

WHEREAS, the Trustees of the Fund (the “Trustees”) have determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, by resolutions of the Trustees on May 16, 2016, the Trustees considered and adopted this Plan as the method of liquidating and dissolving the Fund in accordance with applicable provisions of Delaware law and the Declaration of Trust and By-Laws of the Fund, including Section 11.2(a)(i) of the Declaration of Trust.

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth.

1. Effective Date of Plan. This Plan shall become effective on May 16, 2016 (the “Effective Date”). This Plan shall not become effective if it has not been adopted by at least 75 percent of the Trustees.

2. Liquidation. As soon as practicable following the Effective Date, the Fund shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3. Cessation of Business. Upon the Effective Date, the Fund shall thereupon cease the public offering of its shares, shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Fund’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4. Restriction of Transfer and Repurchases of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on May 16, 2016 (the “Closing Date”). On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders’ respective interests in the Fund’s assets shall not be transferable or available for repurchase, including pursuant to any repurchase offer previously authorized by the Trustees or otherwise required by the Fund’s fundamental policy relating to repurchase offers adopted pursuant to Rule 23c-3 under the 1940 Act.

5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than July 8, 2016 (the “Liquidation Date”), all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6. Liabilities. During the period beginning the Effective Date and ending as of the close of business on the Liquidation Date (the “Liquidation Period”), the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If, however, the Fund is unable to pay, discharge or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may (a) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date (as defined in paragraph 7), including income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (b) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

7. Initial Distribution to Shareholders.

(a)           The Fund’s assets will be distributed ratably among the Fund’s shareholders of record at the close of business on June 23, 2016 (the “Record Date”) in one or more cash payments. The initial distribution of the Fund’s assets shall be made no later than July 8, 2016, and it is expected to consist of cash representing substantially all the assets of the Fund less an amount reserved to discharge all unpaid liabilities and obligations of the Fund as provided in Section 6.

(b)           If the Trustees are unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and repurchase of Fund shares are payable, the Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders.

8. Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

(a)           The Fund will determine the shareholders of record of the Fund as of the Record Date;

(b)           The Fund will then identify the shareholders of record as of the Record Date who would be entitled to a pro rata share of the cash or distribution received by the Fund (net of all expenses associated with effecting the disposition of such cash or distribution);

(c)           The Fund will then be responsible for disbursing to each such shareholder of record, identified in accordance with Section 8(b) above, the shareholder’s pro rata portion of the cash and distribution; and

(d)           If there are no shareholders entitled to receive such proceeds, any cash or distribution will be donated to a charity selected by the officers of the Fund.

9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees. The Trustees and, subject to the direction of the Trustees, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Fund as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Declaration of Trust and By-Laws of the Fund, if the Trustees determine that such action would be advisable and in the best interests of the Fund and its shareholders.

12.           Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees, in their sole discretion, make proceeding with this Plan inadvisable for the Fund or its shareholders.

13.           Filings. As soon as practicable after the final distribution of the Fund’s assets to shareholders or to a charity as provided in Section 8(d), the Fund shall file notice of liquidation and dissolution and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the Declaration of Trust, Delaware law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns, including the Fund’s final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances. The Fund shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware.

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

By:
John J. Hassett, President

LITTLE HARBOR ADVISORS, LLC

By:
John J. Hassett, Authorized Person